Exhibit 3.1

[LOGO]	Ministry of Finance	Mailing Address:	Location:
	Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	2nd Floor—940 Blanshard St. Victoria BC 250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies Ron Townshend July 10, 2006

This Notice of Articles was issued by the registrar on: July 10, 2006 04:28 PM Pacific Time

Incorporation Number: BC0606963

Recognition Date: Incorporated on May 15, 2000

Notice of Articles

Name of Company:
Storm Cat Energy Corporation

REGISTERED OFFICE INFORMATION

Mailing Address: 3000 ROYAL CENTRE, P.O. BOX 11130 1055 WEST GEORGIA STREET VANCOUVER BC V6E 3R3 CANADA	Delivery Address: 3000 ROYAL CENTRE 1055 WEST GEORGIA STREET VANCOUVER BC V6E 3R3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address: 3000 ROYAL CENTRE, P.O. BOX 11130 1055 WEST GEORGIA STREET VANCOUVER BC V6E 3R3 CANADA	Delivery Address: 3000 ROYAL CENTRE 1055 WEST GEORGIA STREET VANCOUVER BC V6E 3R3 CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name: Penner, Robert D.

Mailing Address: 7014 STRATHRIDGE GATE S.W. CALGARY AB T3H 3R8 CANADA	Delivery Address: 7014 STRATHRIDGE GATE S.W. CALGARY AB T3H 3R8 CANADA

Last Name, First Name, Middle Name: Zimmerman, Scott

Mailing Address: 168 S. GARFIELD DENVER CO 80209 UNITED STATES	Delivery Address: 168 S. GARFIELD DENVER CO 80209 UNITED STATES

Last Name, First Name, Middle Name: Clark, Robert J.

Mailing Address: c/o BEAR CUB ENERGY LLC 1625 BROADWAY, SUITE 2400 DENVER, CO 80202-4712 UNITED STATES	Delivery Address: c/o BEAR CUB ENERGY LLC 1625 BROADWAY, SUITE 2400 DENVER, CO 80202-4712 UNITED STATES

Last Name, First Name, Middle Name: O’BYRNE, MICHAEL J.

Mailing Address: 2108 PALISFIELD PLACE SW CALGARY AB T2V 3T8 CANADA	Delivery Address: 2108 PALISFIELD PLACE SW CALGARY AB T2V 3T8 CANADA

Last Name, First Name, Middle Name: Wozniak, Michael J.

Mailing Address: 370 17TH STREET, #4700 DENVER CO 80202 UNITED STATES	Delivery Address: 370 17TH STREET, #4700 DENVER CO 80202 UNITED STATES

Last Name, First Name, Middle Name: Wight, David

Mailing Address: 12130 LILAC DR. ANCHORAGE, AK 99516 UNITED STATES	Delivery Address: 12130 LILAC DR. ANCHORAGE, AK 99516 UNITED STATES

Last Name, First Name, Middle Name: Whitney, John

Mailing Address: 300 N. TEJON STREET, SUITE 300 COLORADO SPRINGS, CO 80903 UNITED STATES	Delivery Address: 300 N. TEJON STREET, SUITE 300 COLORADO SPRINGS, CO 80903 UNITED STATES

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

May 21, 2004
June 27, 2006

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

2. No Maximum	Preferred Shares	Without Par Value

Without Special Rights or Restrictions attached

Date and Time: July 10, 2006 04:29 PM Pacific Time

[LOGO]	Ministry of Finance	Mailing Address:	Location:
	Corporate and Personal Property Registries www.corporateonline.gov.bc.ca	PO BOX 9431 Stn Prov Govt. Victoria BC V8W 9V3	2nd Floor—940 Blanshard St. Victoria BC 250 356-8626

Notice of Alteration

Form 11

BUSINESS CORPORATIONS ACT
Section 257

Filed Date and Time:	July 10, 2006 04:28 PM Pacific Time

Alteration Date and Time:	Notice of Articles Altered on July 10, 2006 04:28 PM Pacific Time

NOTICE OF ALTERATION

Incorporation Number:	Name of Company:

BC0606963	STORM CAT ENERGY CORPORATION

ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

ADD A RESOLUTION DATE:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

New Resolution Date:
June 27, 2006

AUTHORIZED SHARE STRUCTURE

1. No Maximum	Common Shares	Without Par Value

Without Special Rights or Restrictions attached

2. No Maximum	Preferred Shares	Without Par Value

Without Special Rights or Restrictions attached